OLD DOMINION INVESTORS' TRUST, INC.

Dear Shareholder:

Enclosed is a Notice of a Special Meeting of Shareholders (the "Special Meeting") of Old Dominion Investors' Trust, Inc. ("Old Dominion"). The Special Meeting has been called for March 24, 2004 at 4:30 p.m. at the offices of Old Dominion, located at 110 Bank Street, Suffolk, VA 23434. The accompanying Combined Proxy Statement/Prospectus describes a proposal to reorganize Old Dominion. To avoid having Old Dominion incur the expense and delay of further solicitations, we ask you to give your prompt attention to this proposal, and vote by sending in the enclosed proxy card.

This material addresses a matter of great importance to all of the shareholders of Old Dominion. Old Dominion appreciates the confidence that you have placed in it and in the investment adviser, and has sought to earn your support. However, the Board of Directors of Old Dominion have come to believe that the shareholders' interests would be better served if Old Dominion combined with and become a part of the New Market Fund ("New Market"), a series of The World Funds, Inc., another open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), in a transaction structured as a tax-free reorganization. The Board is recommending that the shareholders of Old Dominion consider and approve an Agreement and Plan of Reorganization (the "Reorganization Agreement"). A copy of the Reorganization Agreement is attached to the Combined Proxy Statement/Prospectus as Exhibit A.

The attached Combined Proxy Statement/Prospectus describes the Reorganization Agreement involving Old Dominion and New Market, and explains the similarities and differences between the two funds. If the reorganization is approved and completed as proposed in the Reorganization Agreement, substantially all of the assets and known liabilities of Old Dominion would be transferred to New Market, and you will receive Class A Shares of New Market in exchange for your Old Dominion shares. Immediately following the reorganization, the dollar value of your account will be the same as it was immediately before the reorganization. You will not be required to recognize any gain or loss on the exchange for federal income tax purposes. After the reorganization occurs, Old Dominion will be de-registered under the 1940 Act and will be dissolved under state law

Please read the enclosed Combined Proxy Statement/Prospectus carefully and cast your vote by completing and returning the enclosed proxy card. To help avoid additional expense, be sure to vote promptly. If you have any questions, please call us at (757) 539-2396. We will be glad to help you. Please take the time to review this document and vote now. If you determine at a later date that you wish to attend this meeting, you may revoke your proxy and vote in person.

Thank you for your attention to this matter.

Sincerely,


James F. Hope
President and Director

                       Old Dominion Investors' Trust, Inc.
                                 110 Bank Street
                                Suffolk, VA 23434


                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                       OLD DOMINION INVESTORS' TRUST, INC.

                          To Be Held On March 24, 2004

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of Old Dominion Investors' Trust, Inc. ("Old Dominion") will be held at the offices of Old Dominion on March 24, 2004, at 4:30 p.m. (Eastern time) for the following reasons:


1. To consider and vote on a proposal to approve an Agreement and Plan of Reorganization providing for: (a) the transfer of substantially all of the assets and known liabilities of Old Dominion to the New Market Fund, a series of The World Funds, Inc., another open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), in exchange for Class A Shares of the New Market Fund; (b) the distribution of such Class A Shares of the New Market Fund to the shareholders of Old Dominion in connection with its liquidation; and (c) the dissolution under state law and the de-registration under the 1940 Act of Old Dominion.

 2. To transact any other business as may properly come before the Special Meeting or any adjournment thereof.

The transaction contemplated by the Agreement and Plan of Reorganization is described in the attached Combined Proxy Statement/Prospectus. A copy of the Agreement and Plan of Reorganization is attached as Exhibit A. A Prospectus for the New Market Fund's Class A Shares and an Annual Report for the New Market Fund for its fiscal year ended August 31, 2003 accompany this Combined Proxy Statement/Prospectus.

Shareholders of record as of the close of business on February 19, 2004, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS SPECIAL MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID, RETURN ENVELOPE. YOUR PROMPT RESPONSE WILL HELP TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY.

                                             By Order of the Board of Directors
                                                  Cabell B. Birdsong, Secretary
Suffolk, Virginia
February 23, 2004

The Board of Directors urges you to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid return envelope. It is important that you return your signed proxy promptly so that a quorum may be ensured. If you attend the meeting, you may vote your shares in person.

                       COMBINED PROXY STATEMENT/PROSPECTUS

                             Dated February 23, 2004


This Combined Proxy Statement/Prospectus is being furnished to you by the Board of Directors (the "Board") of Old Dominion Investors' Trust, Inc. ("Old Dominion"), a registered open-end investment company, for use at a Special Meeting of Shareholders of Old Dominion to be held at 4:30 p.m. Eastern time on March 24, 2004,at the offices of Old Dominion (the "Special Meeting"). This Combined Proxy Statement/Prospectus is first being mailed to shareholders of Old Dominion on or about February 23, 2004.

The purpose of the Special Meeting is to consider and vote on a proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") involving Old Dominion and the New Market Fund ("New Market"), a series of The World Funds, Inc. ("TWF"), another registered open-end investment management company. A copy of the Reorganization Agreement is attached hereto as Exhibit A.

Pursuant to the Reorganization Agreement, New Market will acquire substantially all of the assets and known liabilities of Old Dominion. In exchange, New Market will issue to Old Dominion, Class A Shares of New Market having an aggregate net asset value equal to the aggregate value of Old Dominion assets so transferred, less the Old Dominion liabilities so assumed. The Class A Shares of New Market received by Old Dominion in the transaction will then be distributed pro rata to shareholders of Old Dominion, and Old Dominion's operations will be discontinued. Old Dominion then will be permanently dissolved. It is expected that the dollar value of each Old Dominion shareholder's account in New Market immediately after this proposed transaction (the "Reorganization") will be the same as the dollar value of such shareholder's account in Old Dominion immediately prior to the Reorganization.

It is the intention of the parties that the Reorganization would qualify for treatment as a tax-free reorganization, so that shareholders of Old Dominion will not have to recognize any gain or loss due to the exchange of shares in the Reorganization. No sales charge or commission, or redemption fee will be imposed upon the New Market shares issued, or on the Old Dominion shares surrendered, in the Reorganization. The Class A Shares of New Market that shareholders of Old Dominion receive in exchange for their shares of Old Dominion will not be subject to any deferred sales charge upon their redemption.

The principal executive office of TWF and New Market is located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229; telephone number: (800) 527-9525. The principal executive office of Old Dominion is located at 110 Bank Street, Suffolk, Virginia 23434; telephone number: (757) 539-2396.

New Market currently offers three classes of shares. One class, the Class A Shares, is the class that will be issued to Old Dominion's shareholders in the Reorganization. New Market is currently conducting investment operations as described in this Combined Proxy Statement/Prospectus.

This Combined Proxy Statement/Prospectus sets forth concisely information that shareholders of Old Dominion should know before voting on the Reorganization Agreement and the Reorganization. It also constitutes an offering of the Class A Shares of New Market. Please read this Combined Proxy Statement/Prospectus carefully and retain it for future reference.

A Statement of Additional Information dated February 23, 2004 relating to this Combined Proxy Statement/ Prospectus (the "Reorganization SAI") has been filed with the U.S. Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated herein by reference. Copies of the Reorganization SAI may be obtained without charge by writing to or calling Old Dominion at the address or phone number shown above.

The Prospectus and Statement of Additional Information of the Class A Shares of New Market, each dated January 2, 2004 (the "New Market Prospectus" and the "New Market SAI," respectively), and the Annual Report to Shareholders of New Market for the year ended August 31, 2003, have been filed with the Commission and are incorporated by reference herein. The New Market Prospectus and Annual Report accompany this Combined Proxy Statement/Prospectus. The New Market SAI may be obtained without charge by writing to or calling TWF at the above address or telephone number.

The Prospectus and Statement of Additional Information of Old Dominion, each dated December 29, 2003 (the "Old Dominion Prospectus" and the "Old Dominion SAI," respectively), and the Annual Report to Shareholders of Old Dominion for the year ended August 31, 2003, have been filed with the Commission and are incorporated by reference herein. Each of these documents may be obtained without charge by writing or calling Old Dominion at the address and phone number shown above.

YOUR VOTE IS IMPORTANT. PLEASE CALL (757) 539-2396 IF YOU HAVE ANY QUESTIONS ABOUT THIS COMBINED PROXY STATEMENT/PROSPECTUS OR THE ENCLOSED PROXY. YOU MAY VOTE BY MAIL, IN PERSON OR BY FACSIMILE AT (757) 925-4353.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE NEW MARKET CLASS A SHARES TO BE ISSUED IN THE REORGANIZATION OR DETERMINED IF THIS COMBINED PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. TO STATE OTHERWISE IS A CRIME.

                                TABLE OF CONTENTS

                                                                PAGE
                                                                ----
SUMMARY
      Introduction................................................1
      The Reorganization Agreement................................1
      Reasons for the Proposed Reorganization.....................2
      Federal Tax Consequences....................................3

COMPARISON OF THE FUNDS
      Investment Objective........................................3
      Investment Strategies.......................................4
      Comparative Fee and Expense Tables..........................4
      Purchase Information........................................6

RISKS.............................................................6

PERFORMANCE OF NEW MARKET.........................................7

HOW ARE INCOME AND GAINS OF THE FUNDS DISTRIBUTED?................7

TAXATION..........................................................7

ORGANIZATION AND MANAGEMENT.......................................7

OTHER SERVICE PROVIDERS...........................................9

APPROVAL OF THE REORGANIZATION AGREEMENT
      Description of the Reorganization Agreement.................9
      Portfolio Securities.......................................10
      Expenses of the Transaction................................11
      Tax Considerations.........................................11
      Capitalization Tables......................................13

OWNERSHIP OF FUND SHARES.........................................13

VOTING INFORMATION...............................................14

MISCELLANEOUS
      Financial Statements and Experts...........................15
      Other Matters..............................................15
      Available Information......................................15
      Litigation.................................................16
      Shareholder Inquiries......................................16

                                     SUMMARY

This Combined Proxy Statement/Prospectus is being furnished to the shareholders of Old Dominion in connection with the solicitation of proxies by the Board of Directors of Old Dominion to be used at a Special Meeting of Shareholders of Old Dominion to be held on March 24, 2004 at 4:30 p.m. Eastern time, at the offices of Old Dominion. The purpose of the Special Meeting is to consider and vote on the Reorganization Agreement and the Reorganization it describes.

The following is a summary of certain information contained elsewhere in this Combined Proxy Statement/Prospectus (including the Reorganization Agreement attached hereto as Exhibit A), as well as in the New Market Prospectus, which accompanies this Combined Proxy Statement/Prospectus and is incorporated by reference herein. The New Market Prospectus describes the investment objective and principal strategies of New Market and provides information about the shareholder fees and operating expenses of, management and other services provided to, and the procedures for the purchase and redemption of Class A Shares of New Market. This summary is not intended to be complete and is qualified in all respects by reference to the more detailed information appearing elsewhere in this Combined Proxy Statement/Prospectus, the Reorganization Agreement and the New Market Prospectus.

INTRODUCTION

Shareholders of Old Dominion will be asked at the Special Meeting to approve the Reorganization Agreement and the Reorganization it describes, as discussed in more detail in this Combined Proxy Statement/Prospectus. If approved, the Reorganization is expected to be completed as of the close of business on or about March 26, 2004, or such other date as the parties may determine (the "Closing Date"), assuming that all conditions to closing have been satisfied. New Market is a series of TWF, a Maryland corporation organized in May, 1997. TWF is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment adviser for New Market is The London Company of Virginia ("TLC") and its distributor is First Dominion Capital Corp.

Old Dominion is a registered open-end management investment company organized as a Virginia corporation. Investors' Security Co., Inc. ("ISC") has been employed by Old Dominion as its manager and investment adviser to supervise the investments of Old Dominion and in that capacity is responsible for developing and implementing an investment strategy and program designed to achieve the investment objective of Old Dominion and to select stocks for purchase and disposition on a day-to-day basis consistent with that investment strategy and program. Investors Security Co., Inc. is also the distributor for Old Dominion.

THE REORGANIZATION AGREEMENT

The Reorganization Agreement describes the essential terms of the proposed Reorganization. A complete copy is attached as Exhibit A. Pursuant to the Reorganization Agreement, New Market will acquire substantially all of the assets and known liabilities of Old Dominion. In exchange, New Market will issue to Old Dominion, Class A Shares of New Market having an aggregate net asset value equal to the aggregate value of Old Dominion assets so acquired, less the Old Dominion liabilities so assumed. Old Dominion will then immediately make a pro rata distribution of such New Market Class A Shares to the Old Dominion shareholders. As a result of the Reorganization, each Old Dominion shareholder will receive the number of full and fractional Class A Shares of New Market that are equal in value to that shareholder's pro rata interest in the net assets transferred to New Market as of the close of business on the Closing Date. As a result, the shareholders of Old Dominion will become shareholders of New Market. It is expected that the value of each shareholder's account in New Market immediately after the Reorganization will be the same as the value of that shareholder's account in Old Dominion immediately prior to the Reorganization.

Old Dominion shareholders will not pay any sales load or sales commissions on the New Market Class A Shares they receive in the Reorganization or on the Old Dominion shares they surrender in the Reorganization. It is the intention of the parties that the Reorganization would qualify for treatment as a tax-free reorganization, so that shareholders of Old Dominion will not have to recognize any gain or loss due to the exchange of shares in the Reorganization.

At or following the distribution of the Class A Shares of New Market to Old Dominion shareholders, Old Dominion will satisfy any of its liabilities that are not assumed by New Market, and its operations will be discontinued. Old Dominion will be de-registered under the 1940 Act and will be dissolved under the Virginia Stock Corporation Act.

REASONS FOR THE PROPOSED REORGANIZATION

The current investment adviser to Old Dominion is Investors' Security Company, Inc. ISC recently advised the Board that it wanted to engage in an internal reallocation of its resources. To that end, it wanted to be able to devote more of its own resources to "pure" investment management mandates, while having less direct contact with broader management functions associated with acting as the primary investment manager of a registered investment company. ISC also noted that the same officer has served as the portfolio manager for Old Dominion since 1964. While ISC indicated that it had considered continuing to provide investment advice to Old Dominion, it had concluded that a smooth transition would provide a better means of reducing its administrative role in the operation of Old Dominion while providing for future continuity of operations.

The Board then considered alternatives available to the Board and the shareholders to respond to the concerns raised by ISC. The Board recognized that the determining factor should be the benefit of each alternative to the shareholders, weighed against the costs and risks of the alternatives. For the reasons described below, the Board reached a preliminary conclusion that the best alternative for the shareholders at this time would be either to combine Old Dominion with a fund that has an investment objective compatible with the present investment goals of shareholders and a prospect for stronger future performance, or to liquidate and discontinue Old Dominion. Taking into account the continuing investment goals of shareholders, tax issues, and other factors, and the willingness of ISC to assume a reduced role in operating Old Dominion, the Board ultimately determined that the interests of Old Dominion shareholders would be best served by the proposed Reorganization with a fund that would reflect the Board's current understanding of the investment goals of Old Dominion's shareholders.

The Board then directed the officers to identify and evaluate candidate funds for this purpose. The officers reported, and the Board has concluded, that investment by Old Dominion shareholders in a fund that seeks long-term growth of capital through investments in common stocks and securities convertible into common stocks of companies perceived by that fund's adviser to have strong prospects for future growth is consistent with the investment results that now are sought by investors in Old Dominion. This was considered to reflect changes in the current goals of investors, changes in the current markets, and other factors. After further review and analysis, the officers presented the Board with the proposal to implement the Reorganization with New Market. Among others, the factors that the Board of Directors of Old Dominion found most persuasive in determining that the Reorganization is in the best interests of the shareholders of Old Dominion include:

o The strong reputation of The World Funds, Inc. and First Dominion Capital Corp. in developing and marketing a broad range of financial products and services to the investing public directly and through other financial representatives;

o A perception that New Market has a strong prospect for future growth, including the growth resulting from the prospective addition of the assets of Old Dominion to its portfolio, that should enable New Market to spread its fixed cost over a larger base of assets and thereby reduce its operating expense ratio for both existing and new shareholders;

o The total fees and expenses of the Class A Shares of New Market, after fee waivers and expense reimbursements, were less than the total fees and expenses of Old Dominion. The Directors did note that the management fees of Old Dominion were less than the management fees of New Market; however, it also considered that, as noted above, the total annual operating expenses of the Class A Shares of New Market would be considerably less than the total annual operating expenses of Old Dominion;

o The relatively strong performance of New Market and a recognition that its total net return to shareholders has been significantly superior to that of Old Dominion;

o A stronger sense of confidence in the potential for the investment strategy and program of New Market to generate acceptable returns;

o The willingness of ISC to continue to consult without compensation with the investment adviser to the surviving entity following the Reorganization, and the cooperation of the investment adviser to New Market in offering its support to such an arrangement;

o The Board's assessment that alternatives to the Reorganization either were not readily attainable or proved less desirable than the Reorganization.

For these and other reasons, the Board of Directors of Old Dominion, including all of the Directors who are not "interested persons" of Old Dominion (as that term is defined in the 1940 Act), have concluded that the Reorganization is in the best interests of the shareholders of Old Dominion.

THE BOARD OF DIRECTORS OF OLD DOMINION RECOMMEND THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE REORGANIZATION AGREEMENT AND THE REORGANIZATION.

The Board of Directors of TWF also approved the Reorganization. The Board of Directors of TWF believe the Reorganization, which will increase the current asset base of New Market, taken together with anticipated future growth, will present the opportunity for economies of scale that in turn may lower annual fund operating expenses in the future.

FEDERAL TAX CONSEQUENCES

It is the intent of the parties that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Assuming the Reorganization so qualifies, no gain or loss will be recognized for federal income tax purposes by the shareholders of Old Dominion or New Market as a result of the Reorganization. Greenberg Traurig, LLP, counsel to TWF, will issue an opinion, based upon certain assumptions, as of the Closing Date of the Reorganization that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. TWF and Old Dominion have not sought a tax ruling from the Internal Revenue Service (the "IRS") but are acting in reliance of the opinion discussed above. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

                             COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVE:

Old Dominion -- Income. Long-term    New Market -- Long-term growth of
growth of capital is a secondary     capital.
objective.

INVESTMENT STRATEGIES:


Old Dominion --  Old Dominion's      New  Market  --  Under   normal
principal investment strategies      circumstances,  the  Fund  will
include:                             invest  at least 65% of its net
                                     assets in common stocks or securities
                                     convertible into common stocks, such as
                                     warrants, convertible bonds, debentures or convertible preferred stock.
o   Investing in common stock
    listed on the New York  Stock
    Exchange. Old Dominion's
    investment policies do not
    presently permit investments in
    stocks that are not listed on
    the New York or  American Stock
    Exchange.

o   Old Dominion's investment
    policies limit the
    investments in stocks to stocks
    that have paid continuous
    dividends for at least ten
    years. This tends to limit the
    stock investments to companies
    with relatively large
    capitalizations.

o   Writing covered call options
    on a portion of the securities
    portfolio when management believes
    that the potential for further
    appreciation in those
    portfolio stocks is limited.

o   Writing put options on a portion
    of the securities portfolio when
    management believes that the
    potential for a decline in
    those portfolio stocks is
    limited.

In selecting the stocks in which
Old Dominion will invest or sell,
ISC attempts to diversify the
portfolio, adhering to the
investment policy that provides
that no more than 25% of the
portfolio value may be
concentrated in a single
industry. ISC attempts to
identify sectors in which it
believes that stocks will
outperform the market as
a whole, and regularly
evaluates the portfolio to
adjust concentrations.

COMPARATIVE FEE AND EXPENSE TABLES

The table below shows: (i) information regarding the fees and expenses paid by Old Dominion during its most recent fiscal year; (ii) information regarding the fees and expenses paid by the Class A Shares of the New Market Fund during its most recent fiscal year; and (iii) estimated fees and expenses on a pro forma basis giving effect to the proposed Reorganization. The fiscal year end for both Old Dominion and New Market is August 31. While actual expenses may be greater or less than those shown, the expenses of the Class A Shares of New Market are not expected to change materially as a result of the proposed Reorganization. The table indicates that the total operating expenses of the Class A Shares of New Market are lower than the total operating expenses of Old Dominion.

------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)
------------------------------------------------------------------------
------------------------------------------------------------------------
                                      Old       New Market  Pro-Forma
                                      Dominion  -- Class A  Combined
                                                Shares
------------------------------------------------------------------------
------------------------------------------------------------------------
Maximum Sales Load Imposed on
Purchases (as a  percentage of        4.00%     5.75%       5.75%
offering price)
------------------------------------------------------------------------
------------------------------------------------------------------------
Maximum Sales Load Imposed on
Reinvested Dividends  (as a           None      None        None
percentage of offering price)
------------------------------------------------------------------------
------------------------------------------------------------------------
Deferred Sales Charge (as a
percentage of original purchase       None      2.00%(1)    2.00%(1)
price or redemption proceeds, as
applicable)
------------------------------------------------------------------------
------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)       None      None        None
------------------------------------------------------------------------
------------------------------------------------------------------------
Exchange Fee                          None      None        None
------------------------------------------------------------------------
------------------------------------------------------------------------

------------------------------------------------------------------------
------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)
------------------------------------------------------------------------
------------------------------------------------------------------------
Management Fees                       0.50%     1.00%(2)    1.00%(2)
------------------------------------------------------------------------
------------------------------------------------------------------------
Distribution and Service (12b-1) Fees 0.10%(3)  0.50%       0.50%
------------------------------------------------------------------------
------------------------------------------------------------------------
Other Expenses                        3.04%     3.12%       3.12%
------------------------------------------------------------------------
------------------------------------------------------------------------
Total Annual Fund Operating Expenses  3.64%     4.62%       4.62%
------------------------------------------------------------------------
------------------------------------------------------------------------
Fee Waivers and Expense Reimbursement 0.00%     2.63%       2.63%
------------------------------------------------------------------------
------------------------------------------------------------------------
Net Expenses                          3.64%     1.99%(4)    1.99%(4)
------------------------------------------------------------------------

(1) If you are in the category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 2.00% deferred sales charge if you redeem your shares within three hundred and sixty
      (360) days from purchase. This deferred sales charge will not apply to the Class A Shares received by the shareholders of Old Dominion in the Reorganization.

(2) TLC, the investment adviser of New Market, has voluntarily reduced its investment advisory fee from 1.00% to 0.75% effective January 1, 2004.

(3) Expenses under Old Dominion's Rule 12b-1 Plan must be approved in advance by Old Dominion's Board of Directors and may not exceed 0.25% of the fund's average net assets annually.

(4) In the interest of limiting expenses, TLC has entered into a contractual expense limitation agreement with TWF. Pursuant to this agreement, TLC has agreed to waive fees and/or assume other expenses so that the ratio of total annual operating expenses of New Market's Class A Shares is limited to 1.99%. This contractual expense limitation agreement runs until August 31, 2004.

EXAMPLE:

The following example is intended to help you compare the cost of investing in the funds (and investing in the combined fund on a pro-forma basis given effect to the Reorganization) with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the funds for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that each fund's operating expenses remain the same. Although actual costs may be higher or lower, based upon these assumptions your costs would be:

--------------------------------------------------------------------------------
                  1 Year        3 Years         5 Years         10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Old Dominion      $752          $1,470          $2,208          $4,141
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
New Market        $765(1)       $1,690          $2,670          $5,393
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Pro-Forma         $765(1)       $1,690          $2,670          $5,393
Combined
--------------------------------------------------------------------------------

 (1) The cost shown for the first year reflects the expense cap imposed by the contractual expense limitation agreement.

Expense Ratio - Old Dominion. The ratio of operating expenses to average net assets of Old Dominion for the fiscal year ended August 31, 2003 was 3.64%.

Expense Ratio - Class A Shares of New Market. The ratio of operating expenses to average net assets of the Class A Shares of New Market for the year ended August 31, 2003 was 1.99%, after waivers and reimbursements by TLC. Absent such fee waivers and reimbursements, the ratio of operating expenses to average net assets of the Class A Shares of New Market for the fiscal year ended August 31, 2003 would have been 4.62%.

PURCHASE INFORMATION

New Market. New Market presently offers three classes of shares - Class A, Class C and Institutional shares. Only Class A Shares will be issued in the Reorganization. Class A Shares have a maximum front-end sales charge of 5.75% and an annual 12b-1 fee of 0.50% of New Market's average net assets attributable to Class A Shares. If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 2.00% deferred sales charge if you redeem your shares within three hundred sixty (360) days of purchase. The charge is a percentage of the net asset value at the time of purchase. This deferred sales charge will not apply to the Class A Shares received by the shareholders of Old Dominion in the Reorganization. The minimum initial investment amount is $1,000 and $100 for additional purchases.

Old Dominion. Old Dominion offers only one class of shares. Old Dominion's shares have a 4.00% maximum front-end sales charge and an annual 12b-1 fee of 0.25% of Old Dominion's average net assets. The minimum purchase amount for both initial and subsequent purchases is $25. The shareholders will not be subject to any sales charge in connection with the receipt of the Class A Shares in this Reorganization. After the Reorganization, the purchase of additional Class A Shares in New Market will be subject to the sales charges for Class A Shares of New Market that are then in effect.

                                      RISKS

            Old Dominion                         New Market

Stock Market Volatility -- Stock     The   principal risk   of
markets are volatile and can         investing   in  New Market  is
decline significantly in response    that  the  value  of  its
to adverse issuer, political,        investments are subject
regulatory, market or economic       to
developments.   Different parts of   market,  economic  and business
the market  can react differently    risk  that  may  cause  the net
to these developments.               asset value ("NAV") to fluctuate
                                     over time.  Therefore, the value of your
Issuer-Specific Changes -- The       investment could decline and you could lose
value of an individual               money.  There is no assurance that the
security or a particular type        investment adviser will achieve New
of security in Old Dominion's        Market's objective.
portfolio can be more volatile
than the market as a whole and       New Market operates as a non-diversified
perform differently from             fund for purposes of the 1940 Act. This
the market as a whole.               means that New Market may invest a larger
                                     portion of its assets in a small number of securities. This may cause the market action of New Market's larger portfolio positions to have a greater impact on New
                                     Market's NAV, which could result in
                                     increased volatility.

Inability to Diversify Because of
Investment Policy Restrictions --
Because Old Dominion is subject to
a number of investment policy
restrictions, including the
requirement that it invest only
in stocks that have a long history
of paying dividends and those that
are listed on the New York and
American Stock Exchanges, Old
Dominion may not be able to
diversify as broadly as other
mutual funds.

Option Transactions -- Because
Old Dominion is permitted to
write put and call options,
Old Dominion is subject to
market conditions that may
cause Old Dominion to suffer
losses on these transactions.

                            PERFORMANCE OF NEW MARKET

Information about the performance of New Market, including management's discussion of its performance, for the fiscal year ended August 31, 2003 is contained in the New Market Prospectus and the Annual Report, copies of which accompany this Combined Proxy Statement/Prospectus.

              HOW ARE INCOME AND GAINS OF THE FUNDS DISTRIBUTED?

Old Dominion -- Old Dominion's articles of incorporation require that Old Dominion distribute its "net income" on or about January 15, May 1, August 1 and November 1 of each year. These distributions are paid only to stockholders who have open accounts on the record date for the distributions. Old Dominion distributes its net capital gains, if any, on an annual basis.

New Market -- Dividends from net investment income, if any, are declared annually. New Market intends to distribute annually any net capital gains.

                                    TAXATION

A sale or exchange of shares of either fund generally is a taxable event and may result in a capital gain or loss.

Distributions, whether received in cash or addition fund shares, are subject to federal income tax. Income dividends are taxed as ordinary income. Capital gains distributions are taxable at different rates depending on the length of time a fund held the assets that were sold.

                           ORGANIZATION AND MANAGEMENT

Old Dominion -- Old Dominion is an open-end management investment company that was organized on July 17, 1951 as a Virginia corporation.

Investment Adviser -- Investors' Security Co., Inc. has been employed by Old Dominion as its manager and investment advisor to supervise the investments of Old Dominion. The Board of Directors of Old Dominion maintains control and supervision of ISC's investment choices. ISC is also responsible for furnishing Old Dominion's office facilities, taking care of the filing and other clerical duties of Old Dominion's operations, providing statistical information, and computing Old Dominion's net asset value and advisory fees. The investment advisory offices are located at 110 Bank Street, Suffolk, Virginia 23434.

ISC is engaged pursuant to Old Dominion's contract between Old Dominion and ISC. Under this contract, Old Dominion must pay ISC a management fee of .00125 per quarter (or one-half of one percent per year) of the average value of Old Dominion's net assets. This fee is computed daily and paid monthly. For the fiscal year ended August 31, 2003, the total advisory fees paid to ISC were $25,912, which represents 0.50% of Old Dominion's average daily net assets.

Portfolio Manager -- Cabell B. Birdsong has been the Portfolio Manager of Old Dominion since September 1964. He has also been the President of ISC since September 1964.

The principal officers of ISC are as follows: Cabell B. Birdsong, President and Treasurer; and Christopher M. Holloway, Vice President and Secretary. Cabell B. Birdsong owns 99% of the outstanding shares of ISC and therefore controls the manager. ISC was incorporated in the State of Virginia in 1964.

New Market -- New Market is a series of The World Funds, Inc. which is an open-end management investment company that was organized as a Maryland corporation in May, 1997. TWF consisted of eight separate series as of August 31, 2003.

Investment Adviser -- The London Company of Virginia, located at Riverfront Plaza, West Tower, 901 East Byrd Street, Suite 1350A, Richmond, Virginia 23219, manages the investments of New Market pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). TLC, subject to the general supervision of the Board of Directors of TWF, manages New Market in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities, and maintains related records.

Under the Advisory Agreement, the monthly compensation paid to TLC is accrued daily at an annual rate equal of 1.00% of the average daily net assets of New Market. However, TLC has voluntarily agreed to reduce its investment advisory fee, effective January 1, 2004, to 0.75% of the average daily net assets of New Market. For the fiscal year ended August 31, 2003, TLC waived its entire advisory fee of $44,625.

In the interest of limiting expenses of New Market's Class A shares, TLC has entered into a contractual expense limitation agreement with TWF. Pursuant to the agreement, TLC has agreed to waive fees and/or assume other expenses so that the ratio of total annual operating expenses of New Market's Class A Shares is limited to 1.99% until August 31, 2004. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. Virginia Management Investment Corporation, New Market's former investment adviser, has guaranteed the obligations of TLC under this contractual expense limitation agreement.

TLC will be entitled to reimbursement of fees waived or reimbursed by TLC to New Market. The total amount of reimbursement recoverable by TLC (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by TLC to New Market during any of the previous three (3) years, less any reimbursement previously paid by New Market to TLC with respect to any waivers, reductions, and payments made with respect to New Market. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of TWF.

For the fiscal year ended August 31, 2003, TLC waived its entire investment advisory fee of $44,625 and reimbursed New Market for other expenses of $72,044.

Portfolio Manager -- Since New Market's commencement of investment operations on October 1, 1998, Mr. Stephen Goddard has been principally responsible for the portfolio management of New Market. Mr. Goddard, who controls TLC, has been President of TLC since its founding and has been active in the investment field professionally for more than sixteen years.

                             OTHER SERVICE PROVIDERS

Old Dominion -- The following firms serve in the indicated capacities for Old Dominion pursuant to contractual relationships:

------------------------------------------------------------------------
    Function                              Firm
------------------------------------------------------------------------
------------------------------------------------------------------------
Distributor                          Investor Security Co., Inc.
                                     110 Bank Street
                                     Suffolk, VA 23434
------------------------------------------------------------------------
------------------------------------------------------------------------
Transfer and Dividend Disbursing     PFPC Global Fund Services
Agent                                760 Moore Road
                                     King of Prussia, PA 19406-0903
------------------------------------------------------------------------
------------------------------------------------------------------------
Custodian                            PFPC Trust Company
                                     800 Tinicum Boulevard, 3rd Floor
                                     Philadelphia, PA 19153
------------------------------------------------------------------------
------------------------------------------------------------------------
Independent Accountants              Briggs, Bunting & Dougherty, LLP
                                     Two Penn Center Plaza, Suite 820
                                     Philadelphia, PA  19102
------------------------------------------------------------------------

New Market -- The following firms serve in the indicated capacities for New Market pursuant to contractual relationships:

------------------------------------------------------------------------
    Function                              Firm
------------------------------------------------------------------------
------------------------------------------------------------------------
Distributor                          First Dominion Capital Corp.
                                     1500 Forest Avenue, Suite 223
                                     Richmond, VA 23229
------------------------------------------------------------------------
------------------------------------------------------------------------
Administrator                        Commonwealth Shareholder
                                     Services, Inc.
                                     1500 Forest Avenue, Suite 223
                                     Richmond, VA 23229
------------------------------------------------------------------------
------------------------------------------------------------------------
Fund Accounting Agent                Commonwealth Fund Accounting, Inc.
                                     1500 Forest Avenue, Suite 100
                                     Richmond, VA 23229
------------------------------------------------------------------------
------------------------------------------------------------------------
Transfer and Dividend Disbursing     Fund Services, Inc.
Agent                                1500 Forest Avenue, Suite 111
                                     Richmond, VA 23229
------------------------------------------------------------------------
------------------------------------------------------------------------
Custodian                            Brown Brothers Harriman and Co.
                                     40 Water Street
                                     Boston, MA 02109
------------------------------------------------------------------------
------------------------------------------------------------------------
Independent Accountants              Tait, Weller and Baker
                                     1818 Market Street, Suite 2400
                                     Philadelphia, PA 19103
------------------------------------------------------------------------

                   APPROVAL OF THE REORGANIZATION AGREEMENT

The Board of Directors of Old Dominion recommends that the shareholders vote to approve the Reorganization Agreement and the Reorganization that it describes. The Board of Directors approved the Reorganization Agreement based on its belief that the Reorganization is in the best interests of the shareholders of Old Dominion.

DESCRIPTION OF THE REORGANIZATION AGREEMENT

The terms and conditions of the proposed Reorganization are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Combined Proxy Statement/Prospectus.

The Reorganization Agreement contemplates the transfer of substantially all of the assets and known liabilities of Old Dominion to New Market in exchange solely for Class A Shares of New Market, and the pro rata distribution of those shares to the shareholders of Old Dominion. If approved by the shareholders, the Reorganization will occur as of the close of business on March 26, 2004 (the "Closing Date"), or such other date as the parties may determine.

Under the Reorganization Agreement, New Market will acquire substantially all of the assets of Old Dominion. The assets shall consist of all property, including, without limitation, cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by Old Dominion and any deferred or pre-paid expenses shown as an asset on the books of Old Dominion on the Closing Date. All known liabilities, expenses, costs, charges and reserves of Old Dominion, to the extent that they exist at or after the Closing Date, shall attach to New Market after the Closing Date, and may be enforced against New Market to the same extent as if the same had been incurred by New Market. Any liabilities of Old Dominion not assumed by New Market will remain the responsibility of Old Dominion. After the Closing Date, Old Dominion will cease operations, de-register under the 1940 Act and will dissolve pursuant to the Virginia Stock Corporation Act.

In consideration for the assets (less the known liabilities) of Old Dominion transferred in the Reorganization, New Market will issue to Old Dominion, Class A Shares of New Market having an aggregate net asset value equal to the value of the assets, less the liabilities, so transferred by Old Dominion. The assets of Old Dominion and the per share net asset value of New Market shares will be valued as of the close of trading on the New York Stock Exchange on the Closing Date. These valuations will be conducted in accordance with the policies and procedures of New Market as described in the accompanying New Market Prospectus and in the New Market SAI.

As of the close of business on the Closing Date, Old Dominion will distribute pro rata to its shareholders of record the Class A Shares of New Market received by Old Dominion. This liquidating distribution will be accomplished by opening accounts on the books of New Market in the names of shareholders of Old Dominion and by transferring the shares credited to the account of Old Dominion on the books of New Market. Each account opened will receive the respective pro rata number of Class A Shares of New Market due to each Old Dominion shareholder in exchange for the shareholder's interest in Old Dominion. Fractional shares of New Market will be rounded to the nearest thousandth of a share.

Accordingly, every shareholder of Old Dominion will own Class A Shares of New Market immediately after the Reorganization that have an aggregate net asset value equal to the aggregate net asset value of the shareholder's Old Dominion shares immediately prior to the Reorganization. Moreover, because the New Market shares will be issued at net asset value in exchange for the net assets of Old Dominion, and the aggregate net value of those assets will equal the aggregate value of the New Market shares issued in exchange, the net asset value per share of New Market will not change as a result of the Reorganization. Thus, the Reorganization will not result in economic dilution to any Old Dominion or New Market shareholder.

On or prior to the Closing Date, Old Dominion will declare and pay a dividend to its shareholders of record so that, for the short taxable year that ends on the Closing Date, it will have declared an aggregate amount of dividends that: (a) is equal to at least the sum of its respective net capital gain and 90% of its investment company taxable income for such year, and (b) is sufficient to avoid any excise tax for the calendar year in which the Closing Date occurs.

PORTFOLIO SECURITIES

The investment portfolios of each of the funds participating in the Reorganization will be managed separately by the respective entities pending the Reorganization, and Old Dominion will use reasonable efforts to dispose of any of its securities appropriate for sale in an orderly manner in the normal course of its business. At the time of the Reorganization, TLC will assume the responsibility for evaluating whether the securities acquired from Old Dominion are appropriate within the investment program of New Market. TLC will determine how to handle the retention or disposition of such securities. As promptly as practicable following the closing, New Market will, in an orderly fashion, dispose of any securities transferred to it by Old Dominion that TLC determines are inconsistent with New Market's investment objective and program. Based on the present composition of the portfolio of Old Dominion, TLC does not expect substantial changes in holdings acquired in the Reorganization. In addition, in connection with the receipt of the tax opinion on the tax-free status of the Reorganization, New Market has agreed to retain at least one-half (50%) of the assets of Old Dominion immediately after the Reorganization, and to retain at least one-third (33 1/3%) of the assets of Old Dominion for at least twelve months after the Reorganization. This provision is discussed in more detail below under "Tax Considerations".

The completion of the Reorganization is subject to certain conditions set forth in the Reorganization Agreement, including the following:

o The Reorganization Agreement must have been approved by the Old Dominion shareholders.

Notwithstanding approval by the Old Dominion shareholders, the Reorganization may be terminated at any time prior to the Closing Date:

o     By mutual written consent of the parties;

o     By either party if the closing has not occurred by;

o By either party upon a misrepresentation, breach of warranty or failure to perform any agreement or covenant by the other party in any of its representations, warranties, agreements or covenants set forth in the Reorganization Agreement; or

o By the Board of Directors of TWF or by the Board of Old Dominion if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Reorganization not in the best interests of the shareholders of New Market or of Old Dominion, respectively.

EXPENSES OF THE TRANSACTION

Old Dominion and New Market shall each bear their own expenses incurred in connection with entering into and consummating the transaction contemplated by the Reorganization Agreement.

TAX CONSIDERATIONS

As noted above, Greenberg Traurig, LLP, counsel to TWF, will issue an opinion, based upon certain assumptions, as of the Closing Date of the Reorganization that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. It is the intention of the parties that the Reorganization will qualify as a non-taxable event for shareholders. If the Reorganization is not a tax-free transaction for federal income tax purposes, it will be treated as a purchase and sale transaction for federal income tax purposes, with gain or loss recognized as a consequence of the Reorganization by the shareholders of Old Dominion. Former shareholders of Old Dominion will be advised of the tax treatment of the Reorganization.

The Reorganization is not conditioned upon receipt by the parties of a tax ruling from the IRS with respect to these matters. The parties are acting in reliance of the opinion discussed above and will seek to structure and complete the Reorganization in a manner that is consistent with the various representations and assumptions described in this section. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. It is the intent of the parties that the tax treatment of the Reorganization for the shareholders and the entities involved will be as set forth herein. No attempt has been made to comment on all federal income tax consequences of the Reorganization that may be relevant to particular shareholders, including shareholders that are subject to special rules such as dealers in securities, foreign persons, insurance companies, and tax exempt entities.

In the event the Reorganization does receive the intended treatment under tax laws, the principal federal income tax consequences that will result from the Reorganization, under currently applicable law, are as follows:

o The Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and Old Dominion and New Market will each be a "party to" the Reorganization within the meaning of Section 368(b) of the Code;

o No gain or loss will be recognized by Old Dominion upon the transfer of substantially all of its assets to New Market in exchange solely for Class A Shares of New Market and the assumption by New Market of certain of Old Dominion's liabilities;

o No gain or loss will be recognized by New Market upon its receipt of substantially all of the assets of Old Dominion in exchange solely for Class A Shares of New Market or upon its assumption of certain of Old Dominion's liabilities;

o No gain or loss will be recognized by Old Dominion on the distribution to the Old Dominion shareholders of the Class A Shares of New Market received by Old Dominion in the Reorganization;

o No gain or loss will be recognized by the Old Dominion shareholders upon the liquidation of Old Dominion and the related surrender of their shares of Old Dominion in exchange for Class A Shares of New Market;

o The basis of the Class A Shares of New Market received by each shareholder of Old Dominion in connection with the Reorganization will be the same as the Old Dominion shareholder's basis in his or her shares of Old Dominion immediately prior to the Reorganization;

o The holding period of the Class A Shares of New Market received by each shareholder of Old Dominion in connection with the Reorganization will include such Old Dominion shareholder's holding period of his or her shares of Old Dominion held immediately prior to the Reorganization, provided that such shares of Old Dominion were held by such Old Dominion shareholder as a capital asset at the effective time of the Reorganization;

o New Market's basis in the assets acquired from Old Dominion will be the same as the basis of such assets in the hands of Old Dominion immediately prior to the Reorganization;

o The holding period of the assets of Old Dominion received by New Market will include the period during which such assets were being held by Old Dominion; and

o New Market will succeed to and take into account as of the Closing Date the items of Old Dominion described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code and the applicable Treasury Regulations thereunder.

One requirement for a tax free reorganization is that the acquiring fund (i.e., New Market) continues either the selling fund's (i.e., Old Dominion's) historic business (the business continuity test) or uses a significant portion of the selling fund's historic business assets in a business (the asset continuity test). In general, the IRS has permitted the sale of up to two-thirds of the securities acquired as part of a reorganization without violating the asset continuity test for tax purposes. In this case, New Market expects to retain a significant portion of the securities it acquires in connection with the Reorganization and does not anticipate that sales involving significant amounts of securities will have to be made before or after the Reorganization to effect a realignment with the principal investment strategies and style of New Market. Moreover, New Market represents that it intends to retain at least one-half (50%) of Old Dominion's portfolio securities immediately after the Reorganization, and to retain one-third (33 1/3%) of Old Dominion's portfolio securities until at least the first anniversary of the Reorganization, unless market conditions dictate otherwise.

THE FOREGOING DESCRIPTION OF THE PROPOSED FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF OLD DOMINION. OLD DOMINION SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

CAPITALIZATION

Because Old Dominion will be combined with New Market in the Reorganization, the total capitalization of New Market after the Reorganization is expected to be greater than the current capitalization of Old Dominion. The following table sets forth as of August 31, 2003: (i) the capitalization of Old Dominion; (ii) the capitalization of the Class A Shares of New Market; and (iii) the pro forma combined capitalization of the Class A Shares of New Market as adjusted to give effect to the proposed Reorganization. There is, of course, no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalizations of Old Dominion and New Market are likely to be different at the Closing Date as a result of fluctuations in the value of portfolio securities of both funds and daily share purchase and redemption activity in each fund.

--------------------------------------------------------------------------------
                                Old              New Market   New Market --
                                Dominion         -- Class A   Class A Shares
                                                 Shares       Pro-Forma Combined
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Net Assets                $5,498,315       $4,809,975   $10,308,290
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shares Outstanding                350,947           395,764       848,419
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net Asset Value Per Share       $   15.67        $    12.15   $     12.15
--------------------------------------------------------------------------------

                            OWNERSHIP OF FUND SHARES

NEW MARKET

As of February 19, 2004, the following persons owned of record or beneficially shares of New Market in the following amounts:

-------------------------------------------------------------
Name and Address             Number of Shares Percentage of
                                              Fund
-------------------------------------------------------------
-------------------------------------------------------------
First Clearing Corporation   26,145.203       6.220%
Virginia Dryden Moore Trust
709 Maiden Choice Lane
RG N105 21228-3632
-------------------------------------------------------------
-------------------------------------------------------------
BBH & Co. C/F                34,353.863       8.173%
Suzanne L. Read
305 Jefferson Street
Lexington, Virginia 24450
-------------------------------------------------------------

New Market is not "controlled" (as defined in the 1940 Act) by any person. To the knowledge of TWF, the beneficial ownership of shares of New Market by the officers and directors of TWF as a group constitute less than 1% of the outstanding shares of New Market.

OLD DOMINION

As of February 19, 2004, no person was known to own of record or beneficially 5% or more of the outstanding shares of Old Dominion.

Old Dominion is not "controlled" (as defined in the 1940 Act) by any person. To the knowledge of Old Dominion, the beneficial ownership of shares of Old Dominion by the officers and directors of Old Dominion as a group constituted less than 1% of the outstanding shares of Old Dominion.

                               VOTING INFORMATION

Solicitation of proxies will be conducted principally by the mailing of this Combined Proxy Statement/Prospectus and the accompanying proxy card. Proxies also may be solicited in person, or by telephone or facsimile, or, without special compensation, by officers of Old Dominion or by officers and employees of ISC.

Any proxy which is properly executed and returned in time to be voted at the Special Meeting will be voted in accordance with the instructions marked thereon. In the absence of such instructions, the proxy will be voted "FOR" approval of the Reorganization Agreement. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting or any adjournments thereof. A shareholder may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation to the Secretary of Old Dominion or by executing and delivering a later dated proxy to Old Dominion or by attending the Special Meeting in person to vote the shares of Old Dominion held by such shareholder.

The presence at the Special Meeting, in person or by proxy, of shareholders representing a majority of all Old Dominion shares outstanding and entitled to vote on the proposal constitutes a quorum for the transaction of business. However, as described below, the approval of the Reorganization requires a two-thirds vote of all shares entitled to vote at this Special Meeting. Accordingly, the presence of a quorum at this Special Meeting will not be sufficient to act upon the proposed Reorganization. Abstentions and broker non-votes (proxies from brokers or other nominee owners indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote the shares as to a matter with respect to which the brokers or other nominee owners do not have discretionary power to vote) will be treated as present for purposes of determining the presence or absence of a quorum. However, such abstentions and broker non-votes will be considered to be a vote against the Reorganization proposal. The vote of the shareholders of New Market is not being solicited because their approval or consent is not legally required.

Approval of the Reorganization requires the affirmative vote of the holders of two-thirds of the votes entitled to be cast at the Special Meeting.

In the event that sufficient votes in favor of the proposal are not received by the scheduled time of the Special Meeting (including any adjournment of the Special Meeting), the persons named as proxies in the enclosed proxy may propose one or more adjournments of the Special Meeting in order to permit further solicitation of proxies without the necessity of further notice. They will vote in favor of any such proposal all proxies that have not been directed to be voted against the proposal to approve the Reorganization. Any such adjournment will require the affirmative vote of a majority of the shares present at the session of the Special Meeting to be adjourned.

Shareholders of record of Old Dominion at the close of business on February 19, 2004 (the "Record Date") will be entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Each shareholder will be entitled to one vote for each of his or her shares (and a fractional vote for each fractional share) on each matter presented at the Special Meeting. As of the Record Date, there were a total of 336,792.594 shares of Old Dominion outstanding.

Under Virginia law, shareholders of Old Dominion will not be entitled to any appraisal or similar rights in connection with the Reorganization. However, a shareholder may redeem shares of Old Dominion at net asset value prior to the Closing Date of the proposed Reorganization in the manner specified in the Old Dominion Prospectus.

TWF and New Market do not presently intend to hold annual meetings of shareholders for the election of directors and other business unless and until such time as required by law. Under certain circumstances, however, the shareholders of TWF and New Market do have the right to call a shareholder's meeting, and such meetings will be called when requested by the holders of record of 10% or more of the outstanding shares. To the extent required by law, TWF will assist in shareholder communications in such matters. In addition, TWF and New Market will hold special meetings of shareholders when required under the 1940 Act or in accordance with SEC policy.

                                  MISCELLANEOUS

FINANCIAL STATEMENTS AND EXPERTS

Tait, Weller and Baker serves as independent accountants and auditors to New Market. Tait, Weller and Baker has no direct or indirect financial interest in TWF or New Market, except for the fees it receives as auditors and independent public accountants. No representative of Tait, Weller and Baker is expected to be present at the Meeting.

Briggs, Bunting and Dougherty, LLP serves as independent accountants and auditors to Old Dominion. Briggs, Bunting and Dougherty, LLP has no direct or indirect financial interest in Old Dominion, except for the fees it receives in its capacity as auditors and accountants. No representative of Briggs, Bunting and Dougherty, LLP is expected to be present at the Meeting.

The financial highlights and financial statements for Old Dominion for its fiscal year ended August 31, 2003 are contained in Old Dominion's Annual Report dated August 31, 2003, and in Old Dominion's Prospectus and SAI, each of which is dated December 29, 2003. Old Dominion's Annual Report, Prospectus and SAI are each incorporated by reference into this Combined Proxy Statement/Prospectus. The audited financial statements of Old Dominion for its fiscal year ended August 31, 2003 contained in its Annual Report and incorporated by reference into this Combined Proxy Statement/Prospectus, have been incorporated herein in reliance on the report of Briggs, Bunting and Dougherty, LLP, independent auditors, given upon the authority of such firm as experts in accounting and auditing.

The financial highlights and financial statements for New Market for its fiscal year ended August 31, 2003 are contained in New Market's Annual Report dated August 31, 2003, and in New Market's Prospectus and SAI, each of which is dated January 2, 2004. New Market's Annual Report, Prospectus and SAI are each incorporated by reference into this Combined Proxy Statement/Prospectus. The audited financial statements of New Market for its fiscal year ended August 31, 2003 contained in its Annual Report and incorporated by reference into this Combined Proxy Statement/Prospectus, have been incorporated herein in reliance on the report of Tait, Weller and Baker, independent auditors, given upon the authority of such firm as experts in accounting and auditing.

OTHER MATTERS

The Board of Directors of Old Dominion has not been informed of, and is not aware that any other matter will be brought before the Special Meeting. However, if any other matters come before the Special Meeting, it is the intention of the Board that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

AVAILABLE INFORMATION

Information about New Market and its Class A Shares is included in the New Market Prospectus dated January 2, 2004 accompanying this Combined Proxy Statement/Prospectus, and which is incorporated by reference herein. Additional information about New Market and its Class A Shares is included in the New Market SAI dated January 2, 2004, which has been filed with the SEC and which is incorporated herein by reference. Copies of the New Market SAI may be obtained without charge by calling 1-800-527-9525. TWF is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at 233 Broadway, New York, NY 10279 and 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and is also available on the SEC's web site at http://www.sec.gov.

Information about Old Dominion is included in this Combined Proxy Statement/Prospectus and the Reorganization SAI related to this Combined Proxy Statement/Prospectus. Reports or other information filed by Old Dominion can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates, and is also available on the SEC's web site at http://www.sec.gov.

LITIGATION

Neither Old Dominion nor TWF is involved in any litigation which would have any material adverse effect upon either Old Dominion or New Market.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to Old Dominion in writing at the address on the cover page of this Combined Proxy Statement/Prospectus or by telephoning
(757) 539-2396.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROXY
STATEMENT/PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY TWF OR OLD DOMINION. THIS COMBINED PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT WOULD BE UNLAWFUL TO MAKE THE OFFER IN THAT STATE OR JURISDICTION.

                                                                       EXHIBIT A


                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 17th day of March, 2004, by and between The World Funds, Inc., a Maryland corporation (the "Company"), on behalf of the New Market Fund series of the Company ("New Market"), and Old Dominion Investors' Trust, Inc., a Virginia corporation (the "Corporation"), on behalf of its only series of the Corporation ("Old Dominion").

      All references in this Agreement to action taken by Old Dominion or New Market shall be deemed to refer to action taken by the Corporation or the Company, respectively.

      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by Old Dominion of all or substantially all of its assets to New Market, in exchange solely for shares of beneficial interest in New Market having a net asset value equal to the net asset value of Old Dominion, the assumption by New Market of all the known liabilities of Old Dominion, and the distribution of New Market shares to the shareholders of Old Dominion in complete liquidation of Old Dominion as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

      WHEREAS, the Board of Directors of the Corporation have determined that it is in the best interest of Old Dominion that the assets of Old Dominion be acquired by New Market pursuant to this Agreement and in accordance with the applicable statutes of the State of Virginia and the State of Maryland and that the interests of existing shareholders will not be diluted as a result of this transaction;

      WHEREAS, the Board of Directors of the Company have determined that it is in the best interest of New Market that the assets of the Old Dominion be acquired by New Market pursuant to this Agreement and in accordance with the applicable statutes of the State of Virginia and the State of Maryland and that the interests of existing shareholders will not be diluted as a result of this transaction;

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.    PLAN OF REORGANIZATION

      1.1 Subject to the requisite approval of Old Dominion's shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Corporation shall transfer all or substantially all of the assets of Old Dominion, as set forth in paragraph 1.2, to New Market, and the Company shall (i) cause New Market to deliver to the Corporation a number of full and fractional New Market shares equal to the net asset value of Old Dominion, as of the time and date set forth in
           Article 2 and (ii) assume all the known liabilities of Old Dominion, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

      1.2 The assets of Old Dominion to be acquired by the New Market shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by Old Dominion and any deferred or prepaid expenses shown as an asset on the books of Old Dominion on the closing date provided in paragraph 2.1(the "Closing Date"). All known liabilities, expenses, costs, charges and reserves of Old Dominion, to the extent that they exist at or after the Closing, shall after the Closing attach to New Market, and may be enforced against New Market to the same extent as if the same had been incurred by New Market.

      1.3 Old Dominion will distribute pro rata to its shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the applicable New Market shares received by the Corporation pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of New Market shares then credited to the accounts of Old Dominion on the books of New Market to open accounts on the share records of New Market in the names of the applicable Current Shareholders and representing the respective pro rata number of New Market shares, of the corresponding class due such shareholders. All issued and outstanding shares of Old Dominion will simultaneously be cancelled on the books of the Corporation. New Market shall not issue certificates representing New Market in connection with such exchange. Ownership of New Market shares will be shown on the books of the Company's transfer agent. As soon as practicable after the Closing, the Corporation shall take all steps necessary to effect a complete liquidation of Old Dominion.

      1.4 Any reporting responsibility of Old Dominion including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of Old Dominion.

      1.5 All books and records of Old Dominion, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder, shall be available to New Market from and after the Closing Date and shall be turned over to New Market as soon as practicable following the Closing Date.

2.    CLOSING AND CLOSING DATE

      2.1 The Closing Date shall be March 26, 2004, or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. Eastern time. The Closing shall be held at the offices of Old Dominion, or at such other time and/or place as the parties may agree.

      2.2 The Corporation shall direct PFPC Trust Company (the "Custodian"), as custodian for Old Dominion, to deliver, at the Closing, a certificate of an authorized officer stating that (i) assets shall have been delivered in proper form to New Market prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Old Dominion's portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for New Market no later than five business days preceding the Closing Date, and shall be transferred and delivered by Old Dominion as of the Closing Date for the account of New Market duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver, as of the Closing Date, by book entry, in accordance with the customary practices of the Custodian and the securities depositories (as defined in Rule 17f-4 under the 1940 Act) in which Old Dominion's assets are deposited, Old Dominion's assets deposited with such depositories. The cash to be transferred by Old Dominion shall be delivered by wire transfer of federal funds on the Closing Date.

      2.3 The Corporation shall cause PFPC Global Fund Services (the "Transfer Agent"), transfer agent of Old Dominion, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of Old Dominion owned by each such shareholder immediately prior to the Closing. New Market shall issue and deliver a confirmation evidencing New Market shares to be credited on the Closing Date to the Secretary of the Corporation or provide evidence satisfactory to the Corporation that such New Market shares have been credited to the accounts of Old Dominion on the books of the New Market. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

      2.4 (i) The value of the assets of Old Dominion shall be the value of such assets computed as of immediately after the close of regular trading of the New York Stock Exchange and after the declaration of any dividends on the Closing Date, using the valuation procedures set forth in the Company's Articles of Incorporation and its prospectus and statement of additional information, together with any other valuation procedures established by the directors of the Company.

           (ii) The number of New Market shares to be issued (including fractional shares, if any) in exchange for the assets of Old Dominion shall be determined by dividing the value of Old Dominion's net assets determined using the valuation procedures referred to in paragraph 2.4(i), by the net asset value of a New Market share, determined in accordance with paragraph 2.4(ii).

           (iii) All computations of value shall be made by or under the direction of Old Dominion's and New Market's respective record keeping agents and shall be subject to review by Old Dominion's record keeping agent and by Old Dominion and New Market's respective independent accountants.

3.    REPRESENTATIONS AND WARRANTIES

      3.1 The Corporation, on behalf of Old Dominion hereby represents and warrants to New Market as follows:

           (i) The Corporation is duly incorporated, validly existing and in good standing under the laws of the State of Virginia and has full power and authority to conduct its business as presently conducted;

           (ii) The Corporation has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of Old Dominion;

           (iii) The execution and delivery of this Agreement on behalf of Old Dominion and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Corporation or the shareholders of Old Dominion(other than as contemplated in paragraph 4.2(v)) are necessary to authorize this Agreement and the transactions contemplated hereby;

           (iv) This Agreement has been duly executed by the Corporation on behalf of Old Dominion and constitutes their valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

           (v) Neither the execution and delivery of this Agreement by the Corporation on behalf of Old Dominion, nor the consummation by the Corporation on behalf of Old Dominion of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Articles of Incorporation or By-Laws of the Corporation, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Corporation is a party or by which the Corporation or any of its assets is subject or bound;

           (vi) No authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Corporation on behalf of Old Dominion or the consummation of any transactions contemplated hereby by the Corporation, other than as shall be required in the opinion of counsel and obtained at or prior to the Closing;

           (vii) The current prospectus and statement of additional information of Old Dominion and each prospectus and statement of additional information of Old Dominion used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act") and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

           (viii) On the Closing Date, the Corporation, on behalf of Old Dominion, will have good and marketable title to the assets and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Company, on behalf of New Market, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to New Market; (ix) The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Corporation, on behalf of Old Dominion, is a party or by which it is bound;

           (ix) All material contracts or other commitments of Old Dominion (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to Old Dominion on or prior to the Closing Date;

           (x) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of New Market, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Old Dominion or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Corporation, on behalf of Old Dominion, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

           (xi) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments of Old Dominion at August 31, 2003 have been audited by Briggs, Bunting & Dougherty, LLP, independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to New Market) present fairly, in all material respects, the financial condition of Old Dominion as of such date in accordance with GAAP, and there are no known contingent liabilities of Old Dominion required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

           (xii) Since August 31, 2003, there has not been any material adverse change in Old Dominion's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Dominion of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by New Market. For the purposes of this subparagraph
                (j), a decline in net asset value per share of Old Dominion due to declines in market values of securities in Old Dominion's portfolio, the discharge of Old Dominion liabilities, or the redemption of Old Dominion shares by shareholders of Old Dominion shall not constitute a material adverse change;

           (xiii) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of Old Dominion required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Old Dominion's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

           (xiv) For each taxable year of their operation (including the taxable year ending on the Closing Date), Old Dominion has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, have been eligible to and have computed (or will compute) their federal income tax under Section 852 of the Code, and will have distributed all of their investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of their investment company taxable income and net capital gain for the period ending on the Closing Date;

           (xv) All issued and outstanding shares of Old Dominion are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Corporation. All of the issued and outstanding shares of Old Dominion will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of Old Dominion, as provided in paragraph 2.3. Old Dominion does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of Old Dominion, nor is there outstanding any security convertible into any of Old Dominion's shares; and

           (xvi) The information to be furnished by Old Dominion for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

            3.2 The Company, on behalf of New Market, hereby represents and warrants to Old Dominion as follows:

           (i) The Company is duly organized, validly existing and in good standing under the laws of the State of Maryland and has full power and authority to conduct its business as presently conducted;

           (ii) The Company has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of New Market;

           (iii) The execution and delivery of this Agreement on behalf of New Market and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Company or the shareholders of New Market are necessary to authorize this Agreement and the transactions contemplated hereby;

           (iv) This Agreement has been duly executed by the Company on behalf of New Market and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

           (v) Neither the execution and delivery of this Agreement by the Company on behalf of New Market, nor the consummation by the Company on behalf of New Market of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Articles of Incorporation or By-Laws of the Company, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Company is a party or by which the Company or any of its assets is subject or bound;

           (vi) No authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Company on behalf of New Market or the consummation of any transactions contemplated hereby by the Company, other than as shall be required in the opinion of counsel and obtained at or prior to the Closing;

           (vii) The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of New Market, is a party or by which it is bound;

           (viii) Except as otherwise disclosed in writing to and accepted by the Corporation, on behalf of Old Dominion, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against New Market or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of New Market, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

           (ix) All issued and outstanding shares of New Market are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company. New Market does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of New Market, nor is there outstanding any security convertible into any shares of New Market; and

           (x) The New Market shares to be issued and delivered to Old Dominion, for the account of the applicable Current Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of New Market, and will be fully paid and non-assessable.

4.    CONDITIONS PRECEDENT

      4.1 The obligations of the Corporation on behalf of Old Dominion to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

           (i) The Company shall have filed with the Commission a registration statement on Form N-14 under the 1933 Act and such amendment or amendments thereto as are determined by the Board of Directors of the Company to be necessary and appropriate to effect the registration of New Market(the "Registration Statement"), and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

           (ii) The New Market shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

           (iii) All representations and warranties of the Company on behalf of New Market contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Corporation on behalf of Old Dominion shall have received a certificate of an officer of the Trust acting on behalf of New Market to that effect in form and substance reasonably satisfactory to the Corporation on behalf of Old Dominion.

      4.2 The obligations of the Company on behalf of New Market to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

           (i) The Company shall have filed the Registration Statement with the Commission, and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

           (ii) New Market shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

           (iii) All representations and warranties of the Corporation on behalf of Old Dominion contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Company on behalf of New Market shall have received a certificate of an officer of the Corporation acting on behalf of Old Dominion to that effect in form and substance reasonably satisfactory to the Company on behalf of New Market; and

           (iv) The shareholders of Old Dominion shall have approved this Agreement at a special meeting of the shareholders of Old Dominion.

5.    COVENANTS OF OLD DOMINION AND NEW MARKET

      5.1 New Market and Old Dominion covenant to operate their respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

      5.2 Old Dominion covenant to call a meeting of the shareholders of Old Dominion to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

      5.3 Old Dominion covenant that the New Market shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

      5.4 Old Dominion will assist New Market in obtaining such information as New Market reasonably requests concerning the beneficial ownership of Old Dominion's shares.

      5.5 Subject to the provisions of this Agreement, New Market and Old Dominion will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

      5.6 Old Dominion will provide New Market with information reasonably necessary for the preparation of a proxy statement/prospectus to be included in the Registration Statement, in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of Old Dominion to consider approval of this Agreement and the transactions contemplated herein.

      5.7 As soon as is reasonably practicable after the Closing, Old Dominion will make a liquidating distribution to their shareholders consisting of New Market shares received at the Closing.

      5.8 New Market and Old Dominion shall use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

      5.9 The Corporation, on behalf of Old Dominion, covenants that the Corporation will, from time to time, as and when reasonably requested by New Market, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Company, on behalf of New Market, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Corporation's, on behalf of Old Dominion's, title to and possession of the New Market shares to be delivered hereunder, and (b) the Company's, on behalf of New Market's, title to and possession of all the assets of Old Dominion and otherwise to carry out the intent and purpose of this Agreement.

      5.10 New Market will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and other applicable law as may be necessary in order to continue their operations after the Closing Date.

6.    EXPENSES

The Company and the Corporation shall each bear their own expenses incurred in connection with entering into and consummating the transaction contemplated by this Agreement.

7.    ENTIRE AGREEMENT

The Company, on behalf of New Market, and the Corporation, on behalf of Old Dominion, agree that this Agreement constitutes the entire agreement between the parties.

8.    TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before April 24, 2004 unless such date is extended by mutual agreement of the parties, (iii) by resolution of the Board of Directors of the Company or the Board of Directors of the Corporation, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of either Board, make proceeding with the Agreement inadvisable, or (iv) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

9.    AMENDMENTS

This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

10.   NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their respective principal places of business.

11. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
LIABILITY

      11.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      11.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

      11.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

      11.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      11.5 It is expressly agreed that the obligations of the Company hereunder shall not be binding upon any of the directors, shareholders, nominees, officers, agents or employees of the Company personally, but shall bind only the property of the Company, as provided in the Articles of Incorporation of the Company. The execution and delivery by such officers of the Company shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Company as provided in the Articles of Incorporation of the Company. The Company is a series company with eight series and has entered into this Agreement on behalf of New Market.

                       OLD DOMINION INVESTORS' TRUST, INC.
                         Special Meeting of Shareholders
                                 March 24, 2004














The undersigned hereby appoints James F. Hope and Cabell B. Birdsong (the "Proxies"), and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Old Dominion Investors' Trust, Inc. ("Old Dominion") to be held at the offices of Old Dominion on March 24, 2004 and at any adjournment or adjournments thereof (the "Meeting"). The Proxies will cast votes according to the number of shares of Old Dominion which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus dated February 23, 2004.


This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

                       OLD DOMINION INVESTORS' TRUST, INC.

Vote on Proposal

1. To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, by and between Old Dominion and The World Funds, Inc. (the "World Funds") which provides for:
      (a) the transfer of substantially all of the assets and known liabilities of Old Dominion to the New Market Fund, a series of shares of the World Funds, in exchange for Class A Shares of the New Market Fund; (b) the distribution of such Class A Shares of the New Market Fund to the shareholders of Old Dominion in connection with its liquidation; and (c) the dissolution under state law and the de-registration under the Investment Company Act of 1940, as amended of Old Dominion.

      FOR  |_|            AGAINST   |_|        ABSTAIN   |_|

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.










-----------------------------------    -----------------------------------------
           Signature                          Signature (Joint Owners)
Date:  ___________________________     Date:____________________________________




Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.




Please sign exactly as name(s) appear hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.



THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF OLD DOMINION INVESTORS' TRUST, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

                       OLD DOMINION INVESTORS' TRUST, INC.
                                 110 BANK STREET
                                SUFFOLK, VA 23434
                                 (757) 539-2396

                              THE WORLD FUNDS, INC.
               1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                       Special Meeting of Shareholders of

                       OLD DOMINION INVESTORS' TRUST, INC.

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement/Prospectus dated February 23, 2004, for the Special Meeting of Shareholders of Old Dominion Investors' Trust, Inc. ("Old Dominion"), to be held on March 24, 2004. Copies of the Combined Proxy Statement/Prospectus may be obtained at no charge by calling Old Dominion at (757) 539-2396.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement/Prospectus.

Further information about the Class A Shares of the New Market Fund, a series of shares of The World Funds, Inc., is contained in and incorporated herein by reference to the New Market Fund's Statement of Additional Information dated January 2, 2004, that relates to the New Market Fund's Prospectus dated January 2, 2004. The audited financial statements and related independent auditor's report for the New Market Fund contained in the Annual Report dated August 31, 2003, are incorporated herein by reference. No other parts of the New Market Fund's Annual Report are incorporated by reference herein.

Further information about Old Dominion is contained in and incorporated herein by reference to Old Dominion's Statement of Additional Information dated December 29, 2003, that relates to Old Dominion's Prospectus dated December 29, 2003. The audited financial statements and related independent auditor's report for Old Dominion contained in the Annual Report dated August 31, 2003, are incorporated herein by reference. No other parts of Old Dominion's Annual Report are incorporated by reference herein.

The unaudited pro forma financial statements attached hereto are intended to present the financial condition and related results of operations of the New Market Fund and Old Dominion as if the Reorganization had been consummated on August 31, 2003.

The date of this Statement of Additional Information is February 23, 2004.

                                TABLE OF CONTENTS

                                                                     PAGE

General Information....................................................1
Pro Forma Financial Statements.........................................2

                               GENERAL INFORMATION


The Shareholders of Old Dominion Investors' Trust, Inc. ("Old Dominion")are being asked to approve or disapprove an Agreement and Plan of Reorganization (the "Reorganization Agreement") dated as of February 23, 2004 between Old Dominion and The World Funds, Inc., on behalf of its series, the New Market Fund, and the transactions contemplated thereby. The Reorganization Agreement contemplates the transfer of substantially all of the assets and known liabilities of Old Dominion to the New Market Fund in exchange for full and fractional Class A Shares representing interests in the New Market Fund. The Class A Shares issued by the New Market Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of Old Dominion that are outstanding immediately before the Reorganization.

Following the exchange, Old Dominion will make a liquidating distribution of Class A Shares of the New Market Fund to their shareholders. Each shareholder owning shares of Old Dominion at the Closing Date of the Reorganization will receive Class A Shares of the New Market Fund of equal value, plus the right to receive any unpaid dividends and distributions that were declared before the Reorganization on Old Dominion shares. Upon completion of the Reorganization, Old Dominion will be terminated under state law and de-registered under the Investment Company Act of 1940, as amended.

The Special Meeting of Shareholders of Old Dominion to consider the Reorganization Agreement and the related transactions will be held at 4:30 p.m. Eastern time on March 24, 2004 at 110 Bank Street, Suffolk, VA 23434. For further information about the transaction, see the Combined Proxy
Statement/Prospectus.

Unaudited Pro Forma Combining Schedule of Investments for
New Market Fund and Old Dominion Investors' Trust
As of August 31, 2003

New    Old        New                             New      Old        New Market
Market Dominion   Market                          Market   Dominion   Fund Pro
Fund   Investors' Fund                            Fund     Investors' Forma
Shares Trust     Combined                         Value    Trust      Combined
       Shares    Shares   Security Description             Value      Value(A)
------ ------  -------- ------------------------  ------   ------     ----------
                       COMMON STOCK -   96.59%(p)

3,900          3,900   Ambac Financial Group       253,188               253,188
3,000  3,000   6,000   American Express Company    135,150    135,150    270,300
       2,550   2,550   American International
                         Group, Inc.                         151,903     151,903
       3,100   3,100   AOL Time Warner, Inc.*                 50,716      50,716
       1,510   1,510   AT&T Corp.                             33,673      33,673
       2,429   2,429   AT&T Wireless Services, Inc.*          20,938      20,938
         100     100   Bank of New York Co., Inc.              2,942       2,942
       1,000   1,000   BB&T Corp                              36,520      36,520
 452             452   Berkshire Hathaway Inc-
                       Class B*                 1,143,560              1,143,560
       3,000   3,000   Boeing Co.                            112,170     112,170
       3,500   3,500   Burlington Northern
                         Santa Fe Corp.                       99,225      99,225
3,484          3,484   CarMax Inc.*               134,308                134,308
1,200          1,200   Chevrontexaco Corp          87,444                 87,444
       1,700   1,700   Cigna Corp.                            81,056      81,056
5,900          5,900   Cisco*                     112,985                112,985
       2,442   2,442   Comcast Corp.*                         72,650      72,650
       3,600   3,600   CSX Corp.                             116,208     116,208
       1,339   1,339   Del Monte Foods*                       12,024      12,024
3,200          3,200   Dell Computer*             104,416                104,416
       3,100   3,100   Delta Air Lines, Inc.                  39,897      39,897
       1,200   1,200   Dominion Resources, Inc.               72,696      72,696
       2,000   2,000   Dow Chemical Co.                       69,060      69,060
       4,100   4,100   Duke Energy Corp.                      70,028      70,028
       3,500   3,500   E.I. Du Pont De Nemours and Co.       156,590     156,590
       4,000   4,000   El Paso Corp.                          29,360      29,360
9,000          9,000   EMC Corp Mass*             114,750                114,750
       1,500   1,500   Emerson Electric Co.                   83,640      83,640
5,000          5,000   Energizer Holdings*        183,900                183,900
       4,700   4,700   Enron Corp.*                              247         247
7,480          7,480   Ethyl Corp.*                86,170                 86,170
       2,984   2,984   Exxon Mobil Corp.                     112,497     112,497
       1,000   1,000   Fannie Mae                             64,790      64,790
3,800          3,800   Fedex Corp.                254,980                254,980
7,500          7,500   First Industrial
                         Realty Trust             228,375                228,375
       5,000   5,000   FleetBoston Financial Corp.           147,950     147,950
       7,000   7,000   Ford Motor Company                     80,920      80,920
       1,000   1,000   Freddie Mac                            53,150      53,150
2,400  4,300   6,700   General Electric Co.       70,968     127,151     198,119
8,900  3,200  12,100   Gillette Company          288,894     103,872     392,766
       3,000   3,000   H.J. Heinz Co.                         97,080      97,080
       3,500   3,500   Hewlett-Packard Co.                    69,720      69,720
       2,700   2,700   Home Depot, Inc.                       86,832      86,832
5,000          5,000   Intel Corp                143,100                 143,100
       1,900   1,900   Intl Business Machines Corp.          155,819     155,819
1,500    500   2,000   Johnson & Johnson          74,370      24,790      99,160
       6,050   6,050   JP Morgan Chase & Co.                 207,031     207,031
       1,600   1,600   Kimberly-Clark Corp.                   81,776      81,776
1,200          1,200   Markel Corp.*             322,500                 322,500
       4,000   4,000   Masco Corp.                            99,160      99,160
       6,000   6,000   MBNA Corp.                            140,040     140,040
       5,000   5,000   McDonalds Corp.                       112,100     112,100
       3,298   3,298   MeadWestvaco Corp.                     83,604      83,604
       3,000   3,000   Merrill Lynch & Co., Inc.             161,340     161,340
       3,200   3,200   Morgan Stanley                        156,128     156,128
       6,900   6,900   Motorola, Inc.                         74,037      74,037
       2,000   2,000   Norfolk Southern Corp.                 38,080      38,080
       2,500   2,500   Nortel Networks Corp.*                  8,125       8,125
       2,500   2,500   Pepsico, Inc.                         111,350     111,350
3,100  5,000   8,100   Pfizer, Inc.               92,752     149,600     242,352
       2,500   2,500   Royal Dutch Petroleum Co.
                         -NY Shares                          112,175     112,175
       3,400   3,400   SBC Communications, Inc.               76,466      76,466
       4,900   4,900   Schering-Plough Corp.                  74,431      74,431
       2,300   2,300   Schlumberger Ltd.                     113,873     113,873
       3,000   3,000   Sears, Roebuck & Co.                  132,060     132,060
       2,600   2,600   St. Paul Companies, Inc.               90,376      90,376
       3,300   3,300   Texas Instruments, Inc.                78,705      78,705
       2,100   2,100   The Gap, Inc.                          43,869      43,869
       2,000   2,000   TXU Corp.                              44,000      44,000
       1,700   1,700   Tyco International Ltd.                34,986      34,986
12,800        12,800   United Dominion
                         Realty Trust            234,496                 234,496
       1,300   1,300   United Technologies Corp.             104,325     104,325
3,000          3,000   UST Inc.                  100,200                 100,200
       4,000   4,000   Verizon Communications Inc.           141,280     141,280
       1,000   1,000   Wachovia Corp.                         42,150      42,150
       1,000   1,000   Wal-Mart Stores, Inc.                  59,170      59,170
       4,000   4,000   Walt Disney Co.                        82,000      82,000
4,000          4,000   Waste Mgmt Inc.            106,440                106,440
1,800          1,800   Wells Fargo Co.            90,252                  90,252
  200            200   Wesco Financial Corp.      63,202                  63,202
  800            800   White Mountains
                         Insurance               318,528                 318,528

                       TOTAL COMMON STOCK      4,744,928    5,223,501  9,968,429
                       (cost $11,534,682)      ---------    ---------  ---------
                       TOTAL INVESTMENTS
                        - 96.59% (p)           4,744,928    5,223,501  9,968,429
                       (cost $11,534,682)      ---------    ---------  ---------
                       OTHER ASSETS,
                        LESS LIABILITIES
                        - 3.41% (p)               77,581      274,814    352,395
                                             -----------   ----------  ---------
                       TOTAL NET ASSETS
                        - 100% (p)           $4,822,509  $5,498,315  $10,320,824
                                             ==========  ==========  ===========

*  Non-incoming producing

(p) This percentage represents a percentage of the pro forma combined net assets of the surviving fund.

(A) - As of August 31, 2003 all of the portfolio securites of the Old Dominion Investors' Trust were eligible for investment by the New Market Fund. The Advisor of the surviving Fund will determine the securities that remain in the portfolio.

See notes to financial statements

Unaudited Pro Forma Combining Schedule of Option Contracts Written New Market Fund and Old Dominion Investors' Trust
As of August 31, 2003


New      Old       New                                                  New
Mkt      Dom       Mkt                                                  Mkt.
Fund     Inv       Fund                                    Old          Fund
No.      Trust     Combined                         New    Dom.         Pro
of       No. of    No. of                           Mkt.   Inv.         Forma
Con-     Con-      Con-                             Fund   Trust        Combined
tracts   tracts    tracts Covered Call Options      Value  Value   Adj. Value(A)
-------  -------  ------- -----------------------  ------  -----   ---- --------

-      15         15     American Express Co.,
                         January $50                   -     1,313    -    1,313
-       5          5     American International
                         Group, Inc., January $70      -       412    -      412
-      10         10     BBT Corp., September $35      -     1,550    -    1,550
-       9          9     Comcast Corp., October $35    -       135    -      135
-      10         10     CSX Corp., November $35       -       475    -      475
-      13         13     Del Monte Foods,
                         December $10                  -        65    -       65
-      20         20     Walt Disney Co.,
                         January $25                   -       400    -      400
-      12         12     Dominion Resources, Inc.,
                         October $65                   -       180    -      180
-      10        10      Dow Chemical Co.,
                         December $35                  -     1,450    -    1,450
-     10         10      E.I. Du Pont De Nemour
                         and Co., January $50          -       525    -      525
-       5         5      Emerson Electric Co.,
                         September $55                 -       675    -      675
-      15        15      Exxon Mobil Corp.,
                         January $40                   -       900    -      900
-       5         5      Fannie Mae, Sept $75          -        50    -       50
-       5         5      Federal Home Loan
                         Mortgage Corp.,
                         October $55                   -       775    -      775
-      10        10      The Gap, Inc.,
                         January $25                   -       400    -      400
-      15        15      Gillette Co., December $35    -       600    -      600
-      16        16      Gillette Co., September $35   -        80    -       80
-      25        25      H.J. Heinz Co., January $40   -       250    -      250
-      10        10      The Home Depot, Inc.,
                         November $35                  -       650    -      650
-      5          5      Johnson & Johnson,
                         January $60                   -       175    -      175
-      10        10      J.P. Morgan Chase & Co.,
                         December $35                  -     1,800    -    1,800
-      20        20      Masco Corp., January $30      -       250    -      250
-      15        15      MBNA Corp., December $25      -     1,350    -    1,350
-      15        15      MBNA Corp., September $25     -       150    -      150
-      10        10      Morgan Stanley, January $55   -     1,450    -    1,450
-      12        12      Pepsico, Inc., January $50    -       540    -      540
-      25        25      Pfizer, Inc., January $40     -       250    -      250
-      10        10      Sears, Roebuck & Co.,
                         October $35                   -     9,350    -    9,350
-      13        13      United Technologies
                         Corp., November $85           -     2,080    -    2,080
-      10        10      Verizon Communications,
                         Inc., January $40             -       700    -      700
-      10        10      Wachovia Corp., January $45   -     1,000    -    1,000
-      10        10      Wal-Mart Stores, Inc.,
                         January $65                   -       850    -      850
                                                    ----   ------  ----  -------
                                                      -    30,830    -    30,830
                                                    ====   ====== =====   ======

Unaudited Pro Forma Combining Statement of Assets and Liabilities for
New Market Fund and Old Dominion Investors' Trust
As of August 31, 2003
                                                                  New Market
                      New Market    Old Dominion                  Fund Pro Forma
                      Fund          Investors'    Adjustments     Combined
                                    Trust
                      -----------   -----------   ------------    --------------
ASSETS
Investments at cost  $  3,514,313   $  8,020,369   $        -      $  11,534,682
                      ------------  ------------   -----------     -------------
Investments at value $  4,744,928   $  5,223,501   $        -      $   9,968,429
Cash                       45,102        321,705                         366,807
Receivables:
 Dividends & interest       4,453         14,022            -             18,475
 Capital stock sold            97             -             -                 97
 Securities sold                -          1,857            -              1,857
 Due from investment
  advisor (Note 4)         33,661              -            -             33,661
Deferred
  organization costs        1,417              -            -              1,417
Prepaid assets              2,868         24,500            -             27,368
                      -----------      ----------      --------     ------------
    TOTAL ASSETS        4,832,526      5,585,585            -         10,418,111
                      -----------     -----------      --------     ------------

LIABILITIES

Accrued 12b-1 fees         2,602              -             -              2,602
Advisory fee accrued           -           2,306            -              2,306
Accrued expenses           7,415          21,481            -             28,896
Payable for
  securities purchased         -          32,653            -             32,653
Options written,
  at value (premiums
  received $27,426)            -          30,830            -             30,830
                      -----------    ------------     --------       -----------
   TOTAL LIABILITIES      10,017          87,270            -             97,287
                      -----------    ------------     --------       -----------

NET ASSETS          $  4,822,509    $  5,498,315    $       -      $  10,320,824
                   ============     =============   ==========     =============

 At August 31, 2003
   components of
   net assets are:
 Paid in capital    $ 4,408,497      $ 8,298,587    $       -      $  12,707,084
 Accumulated net
  realized loss
  on investments       (816,603)               -            -          (816,603)
 Net unrealized
  appreciation of
  investments         1,230,615       (2,800,272)           -        (1,569,657)
   Net Assets      $  4,822,509     $  5,498,315    $       -      $  10,320,824
                   ============     =============  ===========     =============

Class A Shares
  Net Assets       $  4,809,975       N/A           $  5,498,315   $  10,308,290
  Shares
    authorized
    ($.01 par
    value)           20,000,000
  Shares issued
   and outstanding      395,764                          452,655         848,419
  Net asset value and
    redemption price
    per share
    ($4,809,975/395,764
    shares outstanding) $ 12.15                                          $ 12.15
                                                                     ===========
   Maximum offering
    price per share
    ($12.15 X 100/94.25) $12.89                                         $  12.89
                                                                     ===========

Class C Shares
  Net Assets           $ 12,534      N/A                              $   12,534
  Shares authorized
    ($.01 par value)
                     15,000,000
  Shares issued
   and outstanding        1,033                                            1,033
  Net asset value,
    offering and
    redemption price
    per share
   ($12,534/1,033
   shares outstanding) $ 12.13                                          $  12.13
                                                                     ===========

Old Dominion Investors' Trust
  Net Assets               N/A      $  5,498,315    $ (5,498,315)             -
  Shares authorized
   ($12.50 par value)                    500,000                              -
  Shares issued and outstanding          350,947        (350,947)             -
  Net asset value and
   redemption price
    per share
    ($5,498,315/350,947
    shares outstanding)             $     15.67                               -
   Maximum offering
    price per share
    ($15.67 X 100/96 )              $     16.32                               -


See Notes to Financial Statements

Unaudited Pro Forma Combining Statement of Operations for
New Market Fund and Old Dominion Investors' Trust
For the year ended August 31, 2003
                                            Old                       New Market
                                            Dominion                  Fund
                         New Market         Investors'                Pro Forma
                         Fund               Trust       Adjustments   Combined
                        ----------         -----------  -----------   ----------
INVESTMENT INCOME
 Dividend income        $  61,723           $ 129,810    $     -      $  191,533
 Interest income              140               -              -             140
                        ---------          ----------    --------   -----------
     Total income          61,863             129,810          -         191,673
                        ---------          ----------    --------   -----------
EXPENSES
  Investment
   advisory fees          44,625               25,912     25,858[1]       96,395
  12b-1 fees - Class A    22,303                5,000     20,877[2]       48,180
  12b-1 fees - Class C        36                                              36
  Recordkeeping and
   administrative
   services               15,000                           4,279[3]       19,279
  Legal and audit fees    16,652               24,802   (24,802)[4]       16,652
  Transfer agent fees     36,797               55,904   (44,944)[4]       47,757
  Custodian and
   accounting fees        21,072               22,696   (18,696)[4]       25,072
  Shareholder servicing
   and reports,
   distribution           20,194               19,000   (19,000)[4]       20,194
  Org expense amort       11,012                                          11,012
  Merger-related expenses                                 4,000 [5]        4,000
  Registration             6,524                5,500    (5,500)[4]        6,524
  Miscellaneous           11,890               29,599   (29,599)[4]       11,890
                       ---------            ----------  -----------   ----------
  Total expenses         206,105              188,413   (87,527)         306,991
   Management fee
   waiver and
   reimbursed
   expenses             (116,669)                   -      1,523[6]    (115,146)
   Custody credits          (771)                   -          -           (771)
                      -----------           ----------  -----------   ----------
     Net expenses         88,665              188,413    (86,004)        191,074
                      -----------           ----------  -----------   ----------

    Net investment
     gain (loss)        (26,802)              (58,603)    86,004             599
                      ----------            ----------  ---------     ----------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON
   INVESTMENTS
   Net realized gain
   (loss) on
   investments        (215,733)                18,626          -       (197,107)
   Net realized
   gain on option
   contracts written        -                 102,551           -        102,551
   Net increase in
    unrealized
    appreciation
    on investments    709,230                 140,254           -        849,484
                     --------               ----------    --------     ---------
   Net gain on
    investments       493,497                 261,431           -        754,928
                    ---------               ----------    ---------    ---------
   Net increase
    in net assets
    resulting from
    operations      $466,695                 $202,828      $86,004      $755,527
                    ========                 ========     ========      ========

[1] - Increase in advisory fees reflects the higher fee charged by the New
      Market Fund's investment advisor,The London Company of Virginia ("TLC"), pursuant to the Investment Advisory Agreement between TLC and the New Market Fund.

[2] - Increase in Class A 12b-1 fees reflects the higher rate allowed under New
      Market Fund's Rule 12b-1 Plan.

[3] - Adjustment to administrative services reflects the contractual rate between the New Market Fund and the Administrator.

[4] - Adjustment reflects the elimination of duplicative costs.

[5] - Adjustment reflects estimated merger costs to be incurred by the Combined
      Fund.

[6] - Adjustment to fee waivers reflects the expense limitation of the New
      Market Fund.

NOTES TO COMBINING PRO FORMA FINANCIAL STATEMENTS OF THE
NEW MARKET FUND AND THE OLD DOMINION INVESTORS' TRUST
August 31, 2003 (Unaudited)
-------------------------------------------------------------------------------


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

The New Market Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified open-end management company. The Fund was established in June, 1998 as a series of TWF which has allocated to the Fund 50,000,000 shares of its 750,000,000 shares of $.01 par value common stock. Initial outside investors purchased shares of the fund on June 30, 1998. However, operations of the Fund did not commence until October 1, 1998. The Fund currently offers two Classes of shares ("Class A" and "Class C"). Old Dominion Investors' Trust, Inc. (the "Trust") is registered under the 1940 Act as a diversified, open-end management investment company. The Trust was organized on July 17, 1951 as a Virginia corporation.

The investment objective of the Fund is to achieve long-term growth of capital by investing in a portfolio composed of common stocks and securities convertible into common stock, such as warrants, convertible bonds, debentures or convertible preferred stock.

The unaudited pro forma combined Statements of Assets and Liabilities, Statement of Operations and Schedule of Investments reflect the accounts of the New Market Fund and the Old Dominion Investors' Trust as if the proposed reorganization occurred as of and for the year ended August 31, 2003. These statements have been derived from each fund's annual report to shareholders for the year ended August 31, 2003. The New Market Fund will be the accounting survivor of the reorganization.

The reorganization involves the transfer of substantially all of the assets and stated liabilities of the Old Dominion Investors' Trust to the New Market Fund in exchange for shares of the New Market Fund and the pro rata distribution of such shares of the New Market Fund to the shareholders of the Old Dominion Investors' Trust, as provided in the Plan of Reorganization. Shareholders of the Old Dominion Investors' Trust would receive Class A shares of the New Market Fund. The reorganization is intended to qualify as a tax-free reorganization so that shareholders of the Old Dominion Investors' Trust will not recognize any gain or loss through the exchange of shares in the reorganization.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A.    Security  Valuation.  Investments  in  securities  traded  on a  national securities  exchange  or included in the NASDAQ  National  Market  System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Money market investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has a capital loss carryforward of $545,332 available to offset future capital gains, if any, which expires in 2008 and 2009. As of August 31, 2003, the Fund has a post-October capital loss deferral of $271,271 which will be recognized in the following tax year.

C. Security Transactions and Income. As is common in the industry, security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

D. Deferred Organizational Expenses. All of the expenses of TWF incurred in connection with its organization and the public offering of its shares have been assumed by the series funds of TWF. The organization expenses allocable to the New Market Fund are being amortized over a period of fifty-six (56) months.

E. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Class Net Asset Values and Expenses. All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable for each class.

G. Option Accounting Principles. When the Fund sells an option, the premium received is recorded as a liability. Each day the option contract liability is valued in accordance with the procedures for security valuations discussed above. When an offsetting option is purchased (closing transaction) or the option contract expires, the Fund realizes a gain or loss and the liability related to such option contract is eliminated. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premiums originally received.

NOTE 2 - SERVICE PROVIDERS

The London Company of Virginia ("TLC") will continue to serve as the Fund's investment advisor after the reorganization. First Dominion Capital Corporation ("FDCC") will continue to serve as the Fund's distributor after the reorganization. Brown Brothers Harriman & Company will continue to serve as the custodian to the Fund after the reorganization. Fund Services, Inc. will continue to serve as the transfer agent to the Fund after the reorganization.

NOTE 3 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER

Pursuant to an Investment Advisory Agreement, the Advisor, The London Company of Virginia, ("TLC"), provides investment advisory services for an annual fee of 1.0% of the average daily net assets of the Fund. Prior to April 1, 2003, investment advisory services were provided by Virginia Management Investment Corporation ("VMIC"). TLC has contractually agreed to waive its fees and reimburse the Fund through December 31, 2003 for expenses in order to limit the operating expenses to 1.99% of average net assets. In addition, VMIC has guaranteed the obligations of TLC under this expense limitation agreement. For the year ended August 31, 2003, the advisor waived fees of $44,625 and reimbursed other expenses of $72,044. As of August 31, 2003 the Fund was due $33,661 from the Advisor.

The Advisor will be entitled to reimbursement of fees waived or remitted by the Advisor to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous five years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of August 31, 2003 was $401,548.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Fund or TLC may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or TLC. The Fund or TLC may incur such distribution expenses at the rate of .50% per annum on the Fund's A Class average daily net assets, and at the rate of .75% on the Fund's C Class average daily net assets. For the year ended August 31, 2003, there were $22,339 of distribution expenses incurred by the Fund.

The Fund has also adopted a shareholder servicing plan for its Class C shares that provides that the Fund will compensate the Distributor with a servicing fee at the rate of .25% per annum of the C Class average daily net assets for the distributor's role of paying various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. For the year ended August 31, 2003, there were $9 of servicing fees incurred.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent, $23,155 for providing shareholder services, record-keeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets, with a minimum fee of $15,000.

First Dominion Capital Corporation ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. Underwriting commissions and fees received by FDCC in connection with the distribution of the Fund's shares during the year ended August 31, 2003 were $170. Also, a two percent redemption fee is charged on shares held less than one year and is retained by the Fund to defray market effects, taxes, and expenses created by short-term investments in the Fund. Shares redeemed subject to a redemption fee will receive a lower redemption value per share.

First Clearing Corp. is an affiliated broker of the Fund. First Clearing Corp. received as commission $3,956 from the Fund in connection with the purchases and sales of securities in the Fund's portfolio during the year ended August 31, 2003.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $36,065 for its services for the year ended August 31, 2003.

Certain officers and/or directors of the Fund are also officers, principals and/or directors of VMIC, CSS, FDCC and FSI.

NOTE 4 - CAPITAL SHARES

The share reconciliation includes an increase in the combined shares outstanding due to the fact that, at August 31, 2003, the net asset value per share of the Fund, Class A ($12.15) was lower than the net asset value of the Trust ($15.67). The pro forma number of shares outstanding consists of the following:

              Shares Outstanding   Additional Shares Issued   Pro Forma Shares
              at August 31, 2003   in the Reorganization      at August 31, 2003

Fund Class A         395,764        452,655                        848,419

NOTE 5 - MERGER COSTS

Each Fund will bear its own expenses incurred in connection with the reorganization, including any legal and accounting and financial advisors' fees.